SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: November 17, 2004 (Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

200 SW Market Street, Suite 1900
Portland, Oregon 97201
(address of Principal Executive Offices) (Zip Code)

(503) 546-2491
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

            On November 17, 2004, Umpqua Holdings Corporation issued a press release announcing a live webcast of a presentation of Umpqua's business strategies and financial performance by Chief Financial Officer Daniel A. Sullivan at the America's Community Banker's Investor Conference in New York on Friday, November 19, 2004. A copy of the press release is attached as Exhibit 99.1 and a copy of the investor presentation is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
	99.1	Press Release
	99.2	Investor Presentation

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: November 18, 2004	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 99.1

Umpqua Holdings to Present at America's Community Bankers Investor Conference Date: 11/17/2004 6:19:00 PM

PORTLAND, Ore., Nov. 17 /PRNewswire-FirstCall/ -- Umpqua Holdings Corporation (Nasdaq: UMPQ), parent company of Umpqua Bank and Strand, Atkinson, Williams & York, Inc., today announced that Daniel A. Sullivan, Executive Vice President and Chief Financial Officer, will present the Company's business strategies and financial performance at the America's Community Banker's Investor Conference in New York on Friday, November 19, 2004. The presentation will begin at 6:30 a.m. PST (9:30 a.m. EST) and may be accessed live over the internet by using the following instructions:

                    Go to: www.umpquaholdingscorp.com

                    Click on the "Webcast" icon on the left of the page

An archived webcast of the presentation will be available through Umpqua's website at the same location for approximately 60 days beginning on November 22, 2004.

About Umpqua Holdings Corporation Umpqua Holdings Corporation is the parent company of Umpqua Bank, an Oregon based community bank recognized for its entrepreneurial approach, innovative use of technology, and distinctive banking solutions. Umpqua Bank has 92 stores throughout Oregon, Northern California and Southwest Washington. The bank was named #1 on "The 100 Best Companies to Work For in Oregon" large companies list for 2004 by Oregon Business Magazine. Umpqua Holdings also owns a retail brokerage subsidiary, Strand, Atkinson, Williams & York, Inc. which has 14 locations throughout Oregon and Southwest Washington and offers brokerage services within Umpqua Bank stores. Additionally, Umpqua Bank's Private Client Services Division provides tailored financial services and products to individual customers. Umpqua Holdings Corporation is headquartered in Portland, Oregon. For more information, visit www.umpquaholdingscorp.com.

EXHIBIT 99.2

# Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual results relating to such forward-looking statements, and the Company's results of operations in general, is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements because of subsequent events.

UMPQUA HOLDINGS
CORPORATION

# Pearl Store

welcome to
the world's greatest bank
surf

# Growth History
## Total Assets
($ Millions)

HBEK Purchase
7/04
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
SAWY Purchase
11/99
LBB & IFN Purchase
12/01
CEBC Purchase
11/02
VRB Purchase
12/00
Entered
Salem
Entered
Portland
Entered
Eugene
AHM Purchase
1994
1995
1996
1997
1998
1999
1Q 00
2Q 00
3Q 00
4Q 00
1Q 01
2Q 01
3Q 01
4Q 01
1Q 02
2Q 02
3Q 02
4Q 02
1Q 03
2Q 03
3Q 03
4Q 03
1Q 04
2Q 04
3Q 04

Historical Total Assets before restatements for poolings.

Today Umpqua Bank is the largest community bank headquartered in the Northwest, with $4.9 billion in assets, 92 stores throughout Oregon, Northern California and Southwest Washington...

# Franchise Footprint

OREGON
Vancouver
Portland
Beaverton
Tualatin
Milwaukie
Oregon City
101
Salem
Newport
Waldport
Corvallis
Tangent
Albany
Lebanon
Sweet Home
5
Springfield
Eugene
Bend
Reedsport
Lakeside
North Bend
Coos Bay
Cottage Grove
Sutherlin
Coquille
Myrtle Pt.
Winston
Roseburg
Bandon
Myrtle Creek
Glendale
Canyonville
Merlin
Grants Pass
Rogue River
Medford
Central Pt.
Phoenix
Talent
Ashland
Brookings/ Harbor
5
McKinleyville
Willow Creek
Weaverville
Arcata
Eureka Main
Eureka Henderson Center
Fortuna
Redding
Red Bluff
Garberville
Los Molinos
Orland
Chico
Willows
Ukiah
Yuba City
Colusa
101
80
Arbuckle
Wheatland
Lincoln
Woodland
Roseville
Napa
Sacramento
San Francisco
99

92 Stores

365,000 Accounts

$3.92 billion Deposits

$3.32 billion Loans

# Creating Shareholder Value

## Earnings Per Share Growth

(Fully Diluted / Before Merger Costs)

$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
CAGR 16%
Q1 Q2 Q3 Q4
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

## UMPQUA – HUMBOLDT

- Combined assets over $4.9 Billion
- Experienced Management Team
- Market Cap of $1 Billion
- Accretive to earnings per share in 2005
- 92 Stores in Oregon, Washington & California

UMPQUA BANK

# Pro Forma Financials

- Operating Earnings Growth in Oregon and California expected to be 10-15% per year
- Synergies expected to be 23% of Humboldt Bancorp projected expenses in 2005
- Closing date of July 9, 2004
- Synergies began in third quarter of 2004 and are fully realized in second quarter of 2005
- Pro Forma Operating Earnings Expected to be 3% accretive in 2005

# Revenue Per Share

$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$3.03
$3.67
$4.23
$4.99
$5.36
$5.51*
1999
2000
2001
2002
2003
2004
YTD 9/30/04

Umpqua Only

* YTD Annualized

# Operating Efficiency Ratio - Bank

59%
58%
57%
56%
55%
54%
53%
58.3%
55.6%
55.0%
55.6%
56.3%
56.1%
1999
2000
2001
2002
2003
2004
9 mos ended 9/30

Umpqua Only

# High Quality Loan Portfolio

| ($ Millions) | 2002 | 2003 | Q3 2004 |
|---|---|---|---|
| **Allowance/ Total Loans** | 1.39% | 1.27% | 1.34% |
| **Total $ In Allowance** | $24.7 | $25.4 | $44.6 |
| **Net Charge-Offs** | 0.20% | 0.21% | 0.18% (YTD Sept 2004) |
| **NPL to Total Loans** | 1.03% | 0.57% | 0.84% |

Umpqua Only

# Net Interest Margin

## Quarterly

8.25%
8.00%
7.75%
7.50%
7.25%
7.00%
6.75%
6.50%
6.25%
6.00%
5.75%
5.50%
5.25%
5.00%
4.75%
4.50%
4.25%
4.00%
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03
Dec-03
Mar-04
Jun-04
Sep-04
5.06%
5.07%
5.03%
5.32%
5.66%
5.63%
5.27%
5.23%
5.27%
4.90%
4.98%
4.91%
4.80%
4.74%
4.92%
5.06%
5.07%
5.03%
5.32%
5.66%
5.63%
5.27%
5.10%
5.10%
4.74%
4.82%
4.77%
4.63%
4.57%
4.72%
Consolidated
Bank
Prime Rate

Umpqua Only

# Asset Sensitive

- Umpqua is "asset sensitive"
- Assets repricing with prime change

| | |
|---|---|
| Within 30 days | $1.4 Billion |
| Within 1 year | $2.1 Billion |

* Proforma with HBEK

# Non Interest Income
(000's)

Service Charges & Other
Brokerage
Mortgage Banking
Security Gains
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
$8,047
$830
$2,488
$8,745
$6,458
$2,262
$9,773
$8,309
$5,106
$10,602
$9,163
$9,073
$15,704
$9,711
$11,473
$2,155
$15,095
$8,692
$5,884
1999
2000
2001
2002
2003
2004
YTD 9/30/04

# Operating Income *

## Annual ($000)

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$11,776
$12,690
$13,387
$23,689
$35,451
$32,785
1999
2000
2001
2002
2003
2004
YTD 9/30

* Excludes merger related costs, net of tax

# Loan and Deposit Growth
## (000's)

$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Deposits
Loans
1999
2000
2001
2002
2003
Q1 2004
Q2 2004
Q3 2004
Proforma

Proforma with HBEK acquisition 7/04

# Umpqua Q3 Update

- Operating EPS of $0.34 per diluted share, up 3% over Q3 2004
- Annualized organic loan growth of 17% and deposit growth of 20%
- Continued strong asset quality with net charge-offs of 18 bp and NPA/assets of 0.58%
- Quarterly cash dividend of $0.06 per share
- HBEK merger integration on track for completion in Q4

UMPQUA BANK

# UNIQUE OPPORTUNITY

- Proven integrator of strategic acquisitions with record of organic growth
- Strong culture, brand and operating strategy
- All major markets from Sacramento to Portland with framework for significant California growth
- Strong proforma financials
- Complimentary strengths to fuel future growth